                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                   FORM 8-K



                                CURRENT REPORT

    Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                 MARCH 8, 1995
                         ----------------------------



                              BAYOU STEEL CORPORATION
                -----------------------------------------------------
                (Exact name of registrant as specified in its charter)



        Delaware                       33-22603              72-1125783
- --------------------------          -------------         -----------------
(State or other Jurisdiction        (Commission           (I.R.S. Employer
   of Incorporation)                 File Number)          Identification No.)



             River Road, P.O. Box 5000, LaPlace, Louisiana  70069
             ----------------------------------------------------
                   (Address of principal executive offices)
                                  (Zip Code)



                                (504)  652-4900
            ------------------------------------------------------
             (Registrant's telephone number, including area code)



                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)
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Item 5.  OTHER EVENTS
         ------------

     On February 24, 1995, Bayou Steel Corporation received court approval to acquire the assets of Tennessee Valley Steel Corporation, a producer of reinforcing bar and bar shape steel products, which is currently idle after filing for Chapter 11 bankruptcy protection in November 1994. The period during which appeals may be taken from the court order approving the acquisition expired March 6, 1995.

Item 7.  EXHIBITS
         --------

     10.1 Asset Purchase Agreement, dated as of January 30, 1995, among Tennessee Valley Steel Corporation, TV Acquisition Corp., Bayou Steel Corporation, BT Commercial Corporation and NationsBank N.A. (Carolinas).

     99.1 Certain Information Regarding the Acquisition of Substantially all of the Assets of Tennessee Valley Steel Corporation by Bayou Steel Corporation.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BAYOU STEEL CORPORATION
- -----------------------
     (Registrant)



By /s/ Richard J. Gonzalez
   -------------------------------------
   Richard J. Gonzalez,
   Vice President, Treasurer, Chief
   Financial Officer, and Secretary


Date:  March 8, 1995

                               INDEX TO EXHIBITS
                               -----------------


                                                            PAGE
     EXHIBIT                                                NUMBER
     -------                                                ------

10.1  Asset Purchase Agreement, dated
      as of January 30, 1995, among
      Tennessee Valley Steel
      Corporation, TV Acquisition
      Corp., Bayou Steel Corporation,
      BT Commercial Corporation and
      NationsBank N.A. (Carolinas).

99.1  Certain Information Regarding the
      Acquisition of Substantially all
      of the Assets of Tennessee Valley
      Steel Corporation by Bayou Steel
      Corporation.

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